UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2026

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, New York 14614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 4, 2026, Constellation Brands, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC, PNC Capital Markets LLC, and Truist Securities, Inc., for themselves and as representatives of the underwriters named therein (the “Underwriters”), for the sale by the Company of $500.0 million aggregate principal amount of 4.850% Senior Notes due 2031 for a public offering price of 99.943% of the principal amount of such notes (the “Notes”). The purchase of the Notes by the Underwriters is scheduled to close on May 6, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the offering together with commercial paper borrowings and/or cash on hand, to redeem prior to maturity all of our outstanding 3.700% Senior Notes due 2026 in the aggregate principal amount of $600 million and for general corporate purposes.

The Company has filed with the Securities and Exchange Commission a Prospectus dated November 7, 2025, and a Prospectus Supplement for the Notes dated May 4, 2026, each of which forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-291350) (the “Registration Statement”) in connection with the public offering of the Notes. The Company is filing the item listed below as an exhibit to this Current Report on Form 8-K for the purpose of incorporating it as an exhibit to the Registration Statement.

In connection with the offering of the Notes, the legal opinion as to the legality of the Notes sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01 and into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2026, among the Company, BofA Securities, Inc., Goldman Sachs & Co. LLC, PNC Capital Markets LLC, and Truist Securities, Inc. for themselves and as representatives of the several underwriters named therein.

5.1	Opinion of McDermott Will & Schulte LLP dated May 5, 2026.

23.1	Consent of McDermott Will & Schulte LLP (included in the legal opinion filed as Exhibit 5.1 to this Current Report on Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer